EXHIBIT 99.1

Segment Information
In millions
	FY04 Q1			FY04 Q2			FY04 Q3			FY04 Q4			FY04 Full Year (3)
	As Originally Reported (1)	Adjustments (2)	Reclassified Segment Data	As Originally Reported (1)	Adjustments (2)	Reclassified Segment Data	As Originally Reported (1)	Adjustments (2)	Reclassified Segment Data	As Originally Reported (1)	Adjustments (2)	Reclassified Segment Data	As Originally Reported (1)	Adjustments (2)	Reclassified Segment Data

Household Group - North America
Net Sales	603	(101)	502	549	(109)	440	583	(68)	515	612	(83)	529	2,347	(361)	1,986
Earnings (losses) from continuing operations	156	1	157	146	(4)	142	149	16	165	149	21	170	600	34	634
before income taxes

Specialty Group
Net Sales	318	70	388	265	86	351	361	43	404	480	54	534	1,424	253	1,677
Earnings (losses) from continuing operations	108	(24)	84	89	(10)	79	135	(35)	100	193	(39)	154	525	(108)	417
before income taxes

International
Net Sales	127	(11)	116	133	(4)	129	142	(10)	132	151	(29)	122	553	(54)	499
Earnings (losses) from continuing operations	31	(2)	29	33	(1)	32	34	(2)	32	31	(9)	22	129	(14)	115
before income taxes

Corporate
Net Sales			-			-			-			-	-	-	-
Earnings (losses) from continuing operations	(94)	2	(92)	(98)	(1)	(99)	(123)	2	(121)	(99)	(3)	(102)	(414)	-	(414)
before income taxes

Total Company
Net Sales	1,048	(42)	1,006	947	(27)	920	1,086	(35)	1,051	1,243	(58)	1,185	4,324	(162)	4,162
Earnings (losses) from continuing operations	201	(23)	178	170	(16)	154	195	(19)	176	274	(30)	244	840	(88)	752
before income taxes

(1)

As Originally Reported reflects data for the most comparable segment (or the identified segment) reported in the company's reports on Form 10-Q or 10-K and earnings releases issued for the related periods.

(2)

The Adjustments column reflects changes to the Originally Reported segment data to reflect the businesses exchanged with Henkel in November, 2004 and the assignment of new management responsibilities, which was effective January 2005 and resulted in the realignment of segments.

The names of the segments were changed as follows to reflect these changes in the segments:  Household Products - North America is now known as Household Group - North America; Specialty Products is now known as Specialty Group; and Household Products - Latin America is now known as International.

Please see the discussion in Note 2 under "Discontinued Operations" and in Note 17 under "Segment Results – Realignment of Operating Segments" in the company's notes to the financial statements included in the report on Form 10-Q for the interim period ended December 31, 2004, which was filed on February 9, 2005, for further details.

(3)

The following data was reported in the company's current report on Form 8-K dated March 3, 2005 and reflects reclassified segment data for Discontinued Operations as the segments were named in the Form 8-K filed on March 3, 2005.

		FY04

Household Products - North America
Net Sales		2,285
	Earnings (losses) from continuing operations	560
before income taxes

Specialty Products
Net Sales		1,378
	Earnings (losses) from continuing operations	491
before income taxes

Household Products - Latin America/other
Net Sales		499
	Earnings (losses) from continuing operations	115
before income taxes

Corporate
Net Sales		-
	Earnings (losses) from continuing operations	(414)
before income taxes

Total Company
Net Sales		4,162
	Earnings (losses) from continuing operations	752
before income taxes

Segment Information
In millions
	FY05 Q1			FY05 Q2			FY05 Q3
	As Originally Reported (1)	Adjustments (2)	Reclassified Segment Data	As Originally Reported (1)	Adjustments (2)	Reclassified Segment Data	As Originally Reported (1)	Adjustments (2)	Reclassified Segment Data

Household Group - North America
Net Sales	642	(128)	514	584	(114)	470	517	-	517
Earnings (losses) from continuing operations	152	16	168	154	1	155	162	-	162
before income taxes

Specialty Group
Net Sales	314	98	412	267	114	381	426	-	426
Earnings (losses) from continuing operations	109	(36)	73	93	(1)	92	96	-	96
before income taxes

International
Net Sales	134	(12)	122	149	-	149	143	-	143
Earnings (losses) from continuing operations	29	(2)	27	38	-	38	26	-	26
before income taxes

Corporate
Net Sales			-			-	-	-	-
Earnings (losses) from continuing operations	(101)	-	(101)	(91)	-	(91)	(147)	-	(147)
before income taxes

Total Company
Net Sales	1,090	(42)	1,048	1,000	-	1,000	1,086	-	1,086
Earnings (losses) from continuing operations	189	(22)	167	194	-	194	137	-	137
before income taxes

(1)	As Originally Reported reflects data for the most comparable segment (or the identified segment) reported in the company's reports on Form 10-Q and quarterly earnings releases.

(2)	The Adjustments column reflects changes to the Originally Reported segment data to reflect the businesses exchanged with Henkel in November, 2004 and the assignment of new management responsibilities, which was effective January 2005 and resulted in the realignment of segments.
The names of the segments were changed as follows to reflect these changes in the segments: Household Products - North America is now known as Household Group - North America;
Specialty Products is now known as Specialty Group; and Household Products - Latin America is now known as International.
Please see the discussion in Note 2 under "Discontinued Operations" and in Note 17 under "Segment Results – Realignment of Operating Segments" in the company's notes to the financial statements included in the report on Form 10-Q for the interim period ended December 31, 2004, which was filed on February 9, 2005, for further details.